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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

[X] Current report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

                                 Date of Report
                        (Date of earliest event reported)

                                 April 30, 2001

                          KEY PRODUCTION COMPANY, INC.
             (Exact name of registrant as specified in its charter)

                  A Delaware Corporation File Number 001-11769

                           IRS Employer No. 84-1089744

                       707 Seventeenth Street, Suite 3300
                             Denver, Colorado 80202
                    (Address of principal executive offices)

                         Telephone Number (303) 295-3995
                         (Registrant's telephone number)


                                 Not applicable
                            (Former name and address)
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ITEM 5. OTHER EVENTS

Key Production Company, Inc. (NYSE: KP) announced its first quarter earnings by press release on April 30, 2001. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c. Exhibits

Exhibit No.              Description
-----------              -----------

   99.2                  Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934,, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2001                KEY PRODUCTION COMPANY, INC.

                                    By:        /s/ Paul Korus
                                          --------------------------------------
                                             Paul Korus
                                             Chief Financial Officer